THE ADVISORS' INNER CIRCLE FUND

                             AIG MONEY MARKET FUND

                         SUPPLEMENT DATED JUNE 30, 2014
                                     TO THE
           PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                              DATED MARCH 1, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
 THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
                                    AND SAI.


The Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") has approved a plan to liquidate and terminate the AIG Money Market Fund (the "Fund"), a series of the Trust. The plan of liquidation provides that the Fund will cease its business, liquidate its assets, and distribute its liquidation proceeds to all shareholders of record of the Fund. Final liquidation of the Fund will occur on or about August 31, 2014.

Effective immediately, the Fund is closed to new investments.

Shareholders of the Fund may redeem (sell) or exchange their shares at any time prior to the liquidation date. If a shareholder has not redeemed or exchanged his or her shares by the applicable liquidation date, the shareholder's shares automatically will be redeemed and proceeds will be sent to the shareholder of record. All applicable contingent deferred sales charges will be waived for redemptions of Fund shares that occur after the date of this supplement. Liquidation proceeds will be paid in cash at the Fund's applicable net asset value per share.

As the liquidation of the Fund approaches, the Fund's investment adviser is expected to increase the portion of the Fund's assets held in cash, cash equivalents, repurchase agreements and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect the Fund's yield. Also, as the Fund's liquidation approaches, the Fund will cease to pursue its investment objective.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event; however, you should not have any gain or loss on a redemption so long as the Fund maintains a $1.00 share price and certain other conditions are met. Prior to final liquidation, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund's Prospectus and SAI. The Fund, as a money market fund, tries to maintain a share price of $1.00, although there can be no assurance that this will be the case.

A shareholder should consult with his or her tax advisor to discuss the Fund's liquidation and the tax consequences to the shareholder.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 AIG-SK-015-0100